UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

BRIDGETOWN 2 HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39932	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: +852 2514 8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	BTNB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Bridgetown 2 Holdings Limited (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 23, 2021, the Company entered into a Business Combination Agreement, dated as of July 23, 2021, (the “Business Combination Agreement”, and the transactions contemplated by the Business Combination Agreement, the “Business Combination”) with PropertyGuru Group Limited, a Cayman Islands exempted company limited by shares (“PubCo”), B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”).

The Business Combination is further described in the Company’s definitive proxy statement, dated February 14, 2022, contained in the registration statement of PropertyGuru Group Limited (“PubCo”) on Form F-4 (as amended, the “Proxy Statement”).

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2021, incorporated herein by reference.

Item 3.01.	Notice of Delisting; Transfer of Listing; Material Modification to Rights of Security Holders

The Company has scheduled an Extraordinary General Meeting of Company shareholders, to be held at 10:00 a.m. Eastern Time on March 15, 2022 (the “Extraordinary General Meeting”), to vote on the Business Combination and the other proposals described in the Proxy Statement (the “Proposals). Assuming shareholders vote in favor of the Proposals and the closing of the Business Combination occurs, the Company expects to withdraw the listing of its Class A Ordinary Shares from the Nasdaq Stock Market (“Nasdaq”) on or around March 17, 2022 and it is expected that, subject to the approval of the NYSE, PubCo will begin trading on the NYSE on or around March 18, 2022. As further described in the Proxy Statement, assuming shareholders vote in favor of the Proposals and the conditions to closing are satisfied, all existing securities issued by the Company, including its Class A Ordinary Shares, shall cease to exist and automatically be converted into securities of PubCo. Accordingly, as further described in the Proxy Statement, holders of Company Class A Ordinary Shares shall become holders of PubCo Ordinary Shares unless they elect to redeem their Company Class A Ordinary Shares sufficiently in advance of the Extraordinary General Meeting.

Accordingly, on March 7, 2022 the Company notified Nasdaq of its intent to withdraw the listing of its Class A Ordinary Shares from Nasdaq. The Company intends to file a Form 25 with the Securities and Exchange Commission on or around March 17, 2022 relating to the Company’s Class A Ordinary Shares.

The Company’s Class A Ordinary Shares are listed on The Nasdaq Stock Market and currently trade under the symbol “BTNB.”

Item 8.01.	Other Events

On March 7, 2022, the Company issued a press release announcing the expected closing date for proposed Business Combination with PropertyGuru and expected delisting of its Class A Ordinary Shares from Nasdaq, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 7, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2022	BRIDGETOWN 2 HOLDINGS LIMITED

	By:	/s/ Daniel Wong
	Name:	Daniel Wong
	Title:	Chief Executive Officer and Chief Financial Officer